UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2009
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Battery Street, Suite 330
San Francisco CA	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy A Continued Listing Rule or Standard; Transfer of Listing.
          As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2009, VIA Pharmaceuticals, Inc. (the “Company”) received a letter from the staff of the NASDAQ Stock Market on March 31, 2009 informing the Company that it did not comply with NASDAQ Listing Rule 5550(b) (formerly NASDAQ Marketplace Rule 4310(c)(3)) (the “Rule”). The Rule requires the Company have a minimum of $2,500,000 in stockholders’ equity or to satisfy one of two alternative minimum listing standards, which the Company does not. On April 15, 2009, the Company submitted to NASDAQ a proposed plan (the “Plan”) to regain compliance with the $2,500,000 stockholders’ equity standard. On May 29, 2009, the NASDAQ staff notified the Company that, based on the Company’s submission of materials, it had determined to grant the Company an extension of time to regain compliance with the Rule through July 14, 2009.
          On July 15, 2009, the Company received a Staff Determination letter from NASDAQ stating that the Company had not regained compliance with the Rule, and therefore the Company’s securities were subject to delisting from The NASDAQ Capital Market. The Company intends to file an appeal of the NASDAQ Staff Determination by July 22, 2009 and to request a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”), which request will stay the delisting of the Company’s securities pending the Panel’s decision. No assurances can be provided that the Panel will grant the Company’s request for continued listing on The NASDAQ Capital Market.
Item 8.01. Other Events.
          On July 17, 2009, the Company issued a press release announcing that the Company had received a Staff Determination letter, dated July 15, 2009, from the NASDAQ Stock Market stating that the Company had not regained compliance with the Rule and therefore the Company’s securities were subject to delisting from The NASDAQ Capital Market. A copy of the press release is filed as Exhibit 99.1 to this report.
          The information contained in this Item 8.01 and the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No	Description
99.1	Press Release dated July 17, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.
Date: July 17, 2009	By:	/s/ James G. Stewart
James G. Stewart
		Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 17, 2009